                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22120

          Oppenheimer Portfolio Series: Fixed Income Active Allocation
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                      Date of reporting period: 10/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                  SHARES       VALUE
                                                                ---------   -----------
INVESTMENT COMPANIES--100.5%(1)
FIXED INCOME FUNDS--100.2%
Oppenheimer Core Bond Fund, Cl. Y                               3,047,400   $18,711,037
Oppenheimer International Bond Fund, Cl. Y                      1,490,851     9,750,168
Oppenheimer Master Loan Fund, LLC                                 562,697     5,665,018
                                                                            -----------
                                                                             34,126,223
MONEY MARKET FUND--0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26% (2)     111,033       111,033
                                                                            -----------
Total Investment Companies (Cost $37,159,695)                                34,237,256
TOTAL INVESTMENTS, AT VALUE (COST $37,159,695)                      100.5%   34,237,256
LIABILITIES IN EXCESS OF OTHER ASSETS                                (0.5)     (165,208)
                                                                    -----   -----------
NET ASSETS                                                          100.0%  $34,072,048
                                                                    =====   ===========

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows

                                                          SHARES          GROSS       GROSS           SHARES
                                                     JANUARY 31, 2009   ADDITIONS   REDUCTIONS   OCTOBER 31, 2009
                                                     ----------------   ---------   ----------   ----------------
Oppenheimer Core Bond Fund, Cl. Y                        2,598,499      1,091,948      643,047       3,047,400
Oppenheimer Institutional Money Market Fund, Cl. E              --      2,163,061    2,052,028         111,033
Oppenheimer International Bond Fund, Cl. Y               1,349,551        364,411      223,111       1,490,851
Oppenheimer Master Loan Fund, LLC                          550,939        144,916      133,158         562,697

                                                                                  REALIZED
                                                        VALUE        INCOME         LOSS
                                                     -----------   ----------    ----------
Oppenheimer Core Bond Fund, Cl. Y                    $18,711,037   $  830,009    $2,499,938
Oppenheimer Institutional Money Market Fund, Cl. E       111,033          506            --
Oppenheimer International Bond Fund, Cl. Y             9,750,168      264,338       190,853
Oppenheimer Master Loan Fund, LLC                      5,665,018      313,321(a)    324,706(a)
                                                     -----------   ----------    ----------
                                                     $34,237,256   $1,408,174    $3,015,497
                                                     ===========   ==========    ==========

(a.) Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

(2.)  Rate shown is the 7-day yield as of October 31, 2009.


      1 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of October 31, 2009 based on valuation input level:

                                                                LEVEL 3--
                            LEVEL 1--         LEVEL 2--        SIGNIFICANT
                            UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                          QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                          -------------   -----------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies       $34,237,256           $--               $--       $34,237,256
                           -----------           ---               ---       -----------
Total Assets               $34,237,256           $--               $--       $34,237,256
                           -----------           ---               ---       -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund's assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.




      2 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

There have been no significant changes to the fair valuation methodologies during the period.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the "master fund"). The master fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the master fund, the Fund will have greater exposure to the risks of the master fund.

The investment objective of the master fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund's investment in the master fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master fund. As a shareholder, the Fund is subject to its proportional share of the master fund's expenses, including its management fee.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                                      $39,120,844
                                                                    ===========
Gross unrealized appreciation                                       $ 1,129,785
Gross unrealized depreciation                                        (6,013,373)
                                                                    -----------
Net unrealized depreciation                                         $(4,883,588)
                                                                    ===========


      3 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

STATEMENT OF INVESTMENTS
OPPENHEIMER CORE BOND FUND (UNDERLYING FUND)
SEPTEMBER 30, 2009


      4 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
ASSET-BACKED SECURITIES--8.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series
   2004-W8, Cl. A2, 0.726%, 5/25/34(1)                                                           $  3,925,924   $    2,687,798
Bank of America Auto Trust, Automobile Asset-Backed Certificates, Series 2009-2A, Cl. A4,
   3.03%, 10/15/16(2)                                                                              11,000,000       11,048,431
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl.
   A16, 4.72%, 5/15/13                                                                              3,850,000        4,015,687
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2,
   0.346%, 5/16/36(1)                                                                                 319,851          314,204
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2,
   0.806%, 2/25/33(1)                                                                                 749,944          659,522
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%,
   9/17/12                                                                                         10,930,000       11,367,419
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%,
   6/10/15                                                                                            460,000          451,281
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series
   2006-WFH3, Cl. A2, 0.346%, 10/25/36(1)                                                           1,015,347          962,723
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13               4,850,000        4,931,345
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.986%, 2/25/33(1)                                                              48,808           30,453
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(1)                                                        4,651,642        3,640,505
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(1)                                                          782,564          614,905
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl.
   2A2, 0.366%, 6/25/47(1)                                                                          3,020,000        1,991,528
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series
   2006-FF10, Cl. A3, 0.336%, 7/25/36(1)                                                            2,810,786        2,653,914
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9,
   Cl. 2A2, 0.356%, 7/7/36(1)                                                                       1,348,538        1,021,910
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%,
   11/15/11                                                                                         2,880,000        2,905,137
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl.
   A2, 2%, 7/15/12                                                                                  7,025,000        7,081,919
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl.
   A2, 1.50%, 8/15/11(3)                                                                            3,075,000        3,087,608
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates,
   Series 2005-3, Cl. A1, 0.533%, 1/20/35(1)                                                        1,072,527          928,369
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates,
   Series 2006-4, Cl. A2V, 0.383%, 3/20/36(1)                                                       1,120,000        1,046,386
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35             264,704          261,775
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1,
   8.33%, 4/25/31(3)                                                                                  455,723          456,415
MBNA Credit Card Master Note Trust, Credit Card Receivables:
   Series 2003-C7, Cl. C7, 1.593%, 3/15/16(1)                                                       4,380,000        3,995,926


      5 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
Series 2005-A6, Cl. A6, 4.50%, 1/15/13                                                           $ 11,020,000   $   11,343,054
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 2.55%, 1/25/29(1,3)       1,750,658          262,599
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2,
   0.346%, 7/1/36(1)                                                                                7,497,282        6,088,483
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6,
   Cl. A3, 5.68%, 1/25/36(1)                                                                        1,125,638          996,113
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl.
   A2, 0.286%, 9/25/36(1)                                                                             641,633          633,131
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed
   Certificates, Series 2006-2, Cl. A2, 0.346%, 7/25/36(1)                                          1,032,214        1,015,910
                                                                                                                --------------
Total Asset-Backed Securities (Cost $94,087,989)                                                                    86,494,450
                                                                                                                --------------
MORTGAGE-BACKED OBLIGATIONS--83.1%
GOVERNMENT AGENCY--71.9%
FHLMC/FNMA/FHLB/SPONSORED--67.8%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33                                                                                         8,720,853        9,057,787
5.50%, 9/1/39(4)                                                                                   10,430,000       10,932,487
6%, 5/15/18-10/15/29                                                                                3,921,345        4,190,604
6.50%, 4/15/18-4/1/34                                                                               4,512,149        4,843,980
7%, 7/15/21-10/1/37                                                                                13,819,670       15,196,057
8%, 4/1/16                                                                                            342,796          371,841
9%, 4/14/17-5/1/25                                                                                     96,661          106,896
12.50%, 5/15/14                                                                                           390              459
13.50%, 12/15/10                                                                                          197              208
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                                         22,001           23,957
Series 1590, Cl. IA, 1.30%, 10/15/23(1)                                                             3,822,701        3,845,433
Series 2034, Cl. Z, 6.50%, 2/15/28                                                                     29,493           31,825
Series 2043, Cl. ZP, 6.50%, 4/15/28                                                                 3,049,055        3,265,044
Series 2046, Cl. G, 6.50%, 4/15/28                                                                  2,537,329        2,733,374
Series 2053, Cl. Z, 6.50%, 4/15/28                                                                     28,459           30,554
Series 2063, Cl. PG, 6.50%, 6/15/28                                                                 1,959,035        2,085,641
Series 2145, Cl. MZ, 6.50%, 4/15/29                                                                   718,614          778,020
Series 2148, Cl. ZA, 6%, 4/15/29                                                                    1,375,373        1,479,032
Series 2195, Cl. LH, 6.50%, 10/15/29                                                                1,733,438        1,847,963
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                                   549,927          589,175
Series 2341, Cl. FP, 1.143%, 7/15/31(1)                                                             1,001,702        1,004,983
Series 2399, Cl. PG, 6%, 1/15/17                                                                      860,945          930,757
Series 2423, Cl. MC, 7%, 3/15/32                                                                    2,451,004        2,688,241
Series 2453, Cl. BD, 6%, 5/15/17                                                                      817,473          881,362
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                                 4,650,188        5,071,650
Series 2463, Cl. F, 1.243%, 6/15/32(1)                                                              4,974,098        5,016,829
Series 2500, Cl. FD, 0.743%, 3/15/32(1)                                                               273,137          268,798
Series 2526, Cl. FE, 0.643%, 6/15/29(1)                                                               395,414          386,586
Series 2551, Cl. FD, 0.643%, 1/15/33(1)                                                               930,816          917,446
Series 2638, Cl. KG, 4%, 11/1/27                                                                    7,946,000        8,195,378
Series 2648, Cl. JE, 3%, 2/1/30                                                                     8,257,673        8,340,111
Series 2676, Cl. KY, 5%, 9/15/23                                                                    4,548,000        4,725,007


      6 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2686, Cl. CD, 4.50%, 2/1/17                                                               $  3,555,374   $    3,680,571
Series 3019, Cl. MD, 4.75%, 1/1/31                                                                  4,461,382        4,656,888
Series 3025, Cl. SJ, 23.858%, 8/15/35(1)                                                              860,175        1,142,917
Series 3094, Cl. HS, 23.491%, 6/15/34(1)                                                            1,304,384        1,644,305
Series 3157, Cl. MC, 5.50%, 2/1/26                                                                  7,847,465        8,069,123
Series 3279, Cl. PH, 6%, 2/1/27                                                                    10,880,000       11,345,519
Series 3306, Cl. PA, 5.50%, 10/1/27                                                                 4,595,391        4,758,656
Series R001, Cl. AE, 4.375%, 4/1/15                                                                 3,240,954        3,339,469
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.379%, 6/1/26(5)                                                                504,908           92,921
Series 183, Cl. IO, 11.014%, 4/1/27(5)                                                              1,614,240          302,232
Series 184, Cl. IO, 18.426%, 12/1/26(5)                                                               858,419          157,539
Series 192, Cl. IO, 8.467%, 2/1/28(5)                                                                 204,053           49,601
Series 202, Cl. IO, 0.00%, 4/1/29(5,16)                                                             5,324,156        1,233,048
Series 206, Cl. IO, 0.00%, 12/1/29(5,16)                                                              257,048           46,384
Series 2130, Cl. SC, 51.927%, 3/15/29(5)                                                              561,032           92,218
Series 2134, Cl. SB, 69.139%, 3/15/29(5)                                                              580,603           94,998
Series 224, Cl. IO, 0.061%, 3/1/33(5)                                                               2,682,842          488,545
Series 2422, Cl. SJ, 81.153%, 1/15/32(5)                                                            2,523,901          324,466
Series 243, Cl. 6, 0.00%, 12/15/32(5,16)                                                            1,611,403          289,692
Series 2493, Cl. S, 77.67%, 9/15/29(5)                                                                149,389           25,048
Series 2527, Cl. SG, 35.892%, 2/15/32(5)                                                            2,604,473          140,379
Series 2531, Cl. ST, 49.039%, 2/15/30(5)                                                            3,320,133          193,926
Series 2796, Cl. SD, 66.434%, 7/15/26(5)                                                              887,802          152,632
Series 2802, Cl. AS, 99.999%, 4/15/33(5)                                                            2,421,585          243,993
Series 2920, Cl. S, 78.332%, 1/15/35(5)                                                             3,561,168          425,453
Series 3000, Cl. SE, 99.999%, 7/15/25(5)                                                            4,871,270          468,754
Series 3045, Cl. DI, 41.10%, 10/15/35(5)                                                           44,076,784        5,670,452
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                                                            1,573,904          146,444
Series 3146, Cl. SA, 56.046%, 4/15/36(5)                                                            5,394,548          706,659
Series 3399, Cl. SC, 19.915%, 12/15/37(5)                                                          38,268,700        4,122,699
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.479%, 6/1/26(6)                                                                 210,762          178,822
Series 192, Cl. PO, 7.382%, 2/1/28(6)                                                                 198,894          176,728
Federal National Mortgage Assn.:
4.50%, 10/1/24-10/1/39(4)                                                                          50,245,000       51,255,916
5%, 10/1/24-11/1/39(4)                                                                             61,309,500       63,191,308
5.50%, 12/25/18                                                                                         8,566            9,180
5.50%, 10/1/24-10/1/39(4)                                                                          93,040,000       97,389,344
6%, 5/25/20                                                                                         1,083,276        1,163,929
6%, 10/1/24-10/1/39(4)                                                                            123,018,000      130,117,041
6.50%, 6/25/17-11/25/31                                                                            21,771,733       23,503,184
6.50%, 10/1/39(4)                                                                                  32,182,000       34,399,533
7%, 9/25/14-4/1/34                                                                                 10,006,667       10,950,907


      7 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
7.50%, 1/1/33-8/25/33                                                                            $  8,957,900   $   10,029,601
8.50%, 7/1/32                                                                                          48,718           54,134
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                                                      11,279           12,059
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                                                                709,097          758,507
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                                  545,672          599,257
Trust 1996-35, Cl. Z, 7%, 7/25/26                                                                     177,106          196,413
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                                                              1,176,405        1,276,317
Trust 1998-61, Cl. PL, 6%, 11/25/28                                                                 1,661,694        1,803,597
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                                              2,248,311        2,430,603
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                                                              7,791,080        8,506,825
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                              2,215,601        2,374,272
Trust 2002-10, Cl. FB, 0.746%, 3/25/17(1)                                                             258,271          255,712
Trust 2002-16, Cl. PG, 6%, 4/25/17                                                                  1,528,841        1,647,623
Trust 2002-2, Cl. UC, 6%, 2/25/17                                                                     901,136          965,158
Trust 2002-56, Cl. FN, 1.246%, 7/25/32(1)                                                           1,363,033        1,372,409
Trust 2003-130, Cl. CS, 13.608%, 12/25/33(1)                                                        6,363,568        6,825,939
Trust 2003-21, Cl. FK, 0.646%, 3/25/33(1)                                                             509,633          502,251
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                                               1,492,000        1,572,946
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                                 2,677,000        2,855,013
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                                                                4,374,046        4,531,036
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                                             2,450,000        2,568,689
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                                                             5,073,000        5,401,727
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                                            10,000,000       10,498,739
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                                               2,480,000        2,638,461
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                                                                  444,111          452,515
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                               1,260,000        1,299,825
Trust 2006-50, Cl. SK, 23.297%, 6/25/36(1)                                                          2,107,633        2,632,095
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                                                 679,568          704,979
Trust 2009-37, Cl. HA, 4%, 4/1/19                                                                   9,268,516        9,635,145
Trust 2009-70, Cl. PA, 5%, 8/1/35                                                                   7,879,239        8,326,076
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 73.529%, 3/17/31(5)                                                            892,267          134,128
Trust 2001-61, Cl. SE, 44.232%, 11/18/31(5)                                                         1,309,383          186,146
Trust 2001-65, Cl. S, 50.524%, 11/25/31(5)                                                          3,090,407          396,276
Trust 2001-81, Cl. S, 36.337%, 1/25/32(5)                                                             400,272           52,968
Trust 2002-12, Cl. SB, 65.34%, 7/25/31(5)                                                             639,405           84,642
Trust 2002-2, Cl. SW, 67.496%, 2/25/32(5)                                                             734,637           93,783
Trust 2002-38, Cl. SO, 59.074%, 4/25/32(5)                                                            288,090           33,139
Trust 2002-41, Cl. S, 76.477%, 7/25/32(5)                                                           2,915,398          454,496
Trust 2002-47, Cl. NS, 35.233%, 4/25/32(5)                                                          1,052,239          145,660
Trust 2002-5, Cl. SD, 68.864%, 2/25/32(5)                                                             511,152           90,428
Trust 2002-51, Cl. S, 35.556%, 8/25/32(5)                                                             966,157          132,484
Trust 2002-52, Cl. SD, 40.864%, 9/25/32(5)                                                          1,148,100          153,767
Trust 2002-60, Cl. SM, 51.256%, 8/25/32(5)                                                          4,668,426          527,562
Trust 2002-60, Cl. SY, 9.814%, 4/25/32(5)                                                           4,041,495           84,314
Trust 2002-7, Cl. SK, 54.222%, 1/25/32(5)                                                           2,824,759          351,501


      8 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2002-75, Cl. SA, 52.204%, 11/25/32(5)                                                      $  2,470,938   $      320,335
Trust 2002-77, Cl. BS, 45.852%, 12/18/32(5)                                                         4,940,017          614,061
Trust 2002-77, Cl. IS, 50.609%, 12/18/32(5)                                                           490,819           71,494
Trust 2002-77, Cl. JS, 40.501%, 12/18/32(5)                                                         4,715,970          584,279
Trust 2002-77, Cl. SA, 42.037%, 12/18/32(5)                                                         4,440,530          552,384
Trust 2002-77, Cl. SH, 44.174%, 12/18/32(5)                                                           541,598           87,990
Trust 2002-84, Cl. SA, 53.977%, 12/25/32(5)                                                           615,973           76,937
Trust 2002-89, Cl. S, 78.096%, 1/25/33(5)                                                           4,414,562          666,484
Trust 2002-9, Cl. MS, 36.468%, 3/25/32(5)                                                              33,469            4,858
Trust 2002-90, Cl. SN, 54.619%, 8/25/32(5)                                                          4,247,650          499,480
Trust 2002-90, Cl. SY, 55.74%, 9/25/32(5)                                                           1,958,145          220,112
Trust 2003-117, Cl. KS, 60.482%, 8/25/33(5)                                                        23,629,484        2,536,233
Trust 2003-14, Cl. OI, 10.552%, 3/25/33(5)                                                          6,574,921        1,116,255
Trust 2003-26, Cl. IK, 11.738%, 4/25/33(5)                                                          2,523,898          426,951
Trust 2003-33, Cl. SP, 55.606%, 5/25/33(5)                                                          3,935,273          541,640
Trust 2003-4, Cl. S, 47.988%, 2/25/33(5)                                                            1,245,428          172,868
Trust 2003-52, Cl. NS, 70.471%, 6/25/23(5)                                                         19,452,492        2,506,724
Trust 2003-89, Cl. XS, 65.165%, 11/25/32(5)                                                         6,094,996          427,601
Trust 2004-54, Cl. DS, 52.232%, 11/25/30(5)                                                           242,421           32,130
Trust 2005-19, Cl. SA, 74.425%, 3/25/35(5)                                                         12,673,948        1,692,791
Trust 2005-40, Cl. SA, 75.278%, 5/25/35(5)                                                          2,251,918          286,417
Trust 2005-6, Cl. SE, 86.021%, 2/25/35(5)                                                           2,774,257          328,992
Trust 2005-71, Cl. SA, 76.317%, 8/25/25(5)                                                          4,150,376          481,481
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(5)                                                        15,926,679        1,367,294
Trust 2005-87, Cl. SG, 86.171%, 10/25/35(5)                                                        16,096,112        1,549,969
Trust 222, Cl. 2, 16.354%, 6/1/23(5)                                                                1,647,285          296,874
Trust 240, Cl. 2, 21.246%, 9/1/23(5)                                                                2,029,805          363,569
Trust 247, Cl. 2, 24.229%, 10/1/23(5)                                                                 141,810           27,345
Trust 252, Cl. 2, 21.644%, 11/1/23(5)                                                               1,490,289          274,435
Trust 254, Cl. 2, 16.235%, 1/1/24(5)                                                                2,654,905          489,849
Trust 2682, Cl. TQ, 99.999%, 10/15/33(5)                                                            4,006,075          651,377
Trust 273, Cl. 2, 14.964%, 8/1/26(5)                                                                  386,115           71,385
Trust 2981, Cl. BS, 99.999%, 5/15/35(5)                                                             7,130,440          877,312
Trust 301, Cl. 2, 0.265%, 4/1/29(5)                                                                   941,112          218,974
Trust 303, Cl. IO, 0.00%, 11/1/29(5,16)                                                               122,750           22,663
Trust 319, Cl. 2, 4.916%, 2/1/32(5)                                                                   568,695          113,609
Trust 320, Cl. 2, 7.828%, 4/1/32(5)                                                                10,639,157        2,114,106
Trust 321, Cl. 2, 3.569%, 4/1/32(5)                                                                 2,159,847          448,104
Trust 324, Cl. 2, 0.583%, 7/1/32(5)                                                                 1,035,998          209,806
Trust 331, Cl. 9, 5.444%, 2/1/33(5)                                                                 6,275,587        1,079,102
Trust 334, Cl. 14, 8.318%, 2/1/33(5)                                                                5,541,750          894,822
Trust 334, Cl. 15, 9.118%, 2/1/33(5)                                                                3,938,480          664,516
Trust 334, Cl. 17, 16.503%, 2/1/33(5)                                                                 212,985           32,619
Trust 338, Cl. 2, 0.789%, 7/1/33(5)                                                                19,065,256        3,267,649
Trust 339, Cl. 12, 0.00%, 7/1/33(5,16)                                                              5,678,470          947,405


      9 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 339, Cl. 7, 0.00%, 7/1/33(5,16)                                                            $  6,865,790   $      931,754
Trust 343, Cl. 13, 10.741%, 9/1/33(5)                                                               5,392,919          938,847
Trust 343, Cl. 18, 14.646%, 5/1/34(5)                                                               3,886,402          559,073
Trust 345, Cl. 9, 0.00%, 1/1/34(5,16)                                                               4,375,469          638,462
Trust 351, Cl. 10, 0.00%, 4/1/34(5,16)                                                              2,461,403          330,819
Trust 351, Cl. 8, 0.643%, 4/1/34(5)                                                                 3,883,110          516,376
Trust 356, Cl. 10, 0.00%, 6/1/35(5,16)                                                              3,345,139          478,625
Trust 356, Cl. 12, 0.00%, 2/1/35(5,16)                                                              1,712,370          227,978
Trust 362, Cl. 12, 0.00%, 8/1/35(5,16)                                                              6,759,658        1,168,427
Trust 362, Cl. 13, 0.00%, 8/1/35(5,16)                                                              3,715,307          622,810
Trust 364, Cl. 16, 0.00%, 9/1/35(5,16)                                                              5,784,908          803,430
Trust 365, Cl. 16, 12.389%, 3/1/36(5)                                                               3,847,813          510,858
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 1993-184, Cl. M, 5.298%, 9/25/23(6)                                                             511,745          418,121
Trust 324, Cl. 1, 7.912%, 7/1/32(6)                                                                   461,157          404,812
                                                                                                                --------------
                                                                                                                   700,709,798
GNMA/GUARANTEED--4.1%
Government National Mortgage Assn.:
4.50%, 10/1/39(4)                                                                                  36,870,000       37,423,050
4.625%, 8/8/25-7/1/27(1)                                                                               17,960           18,404
8.50%, 8/1/17-12/15/17                                                                                159,522          173,405
10.50%, 12/29/17-5/29/21                                                                               10,114           11,340
11%, 11/8/19                                                                                           26,291           29,193
12%, 5/29/14                                                                                              210              235
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 79.766%, 1/16/27(5)                                                         1,033,146          146,433
Series 2002-15, Cl. SM, 67.083%, 2/16/32(5)                                                         1,158,622          190,983
Series 2002-41, Cl. GS, 60.828%, 6/16/32(5)                                                           849,909          134,909
Series 2002-76, Cl. SY, 76.891%, 12/16/26(5)                                                          567,174           85,401
Series 2004-11, Cl. SM, 57.327%, 1/17/30(5)                                                           202,808           30,991
Series 2006-47, Cl. SA, 74.189%, 8/16/36(5)                                                        33,630,452        3,774,816
                                                                                                                --------------
                                                                                                                    42,019,160
NON-AGENCY--11.2%
COMMERCIAL--7.5%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series
   1997-D4, Cl. PS1, 0.661%, 4/14/29(5)                                                             8,830,986          368,870
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                                                              20,850,000       17,187,956
Series 2006-5, Cl. A2, 5.317%, 10/10/11                                                            10,952,000       11,000,075
Bear Stearns Commercial Mortgage Securities Trust2007-PW18, Commercial Mtg. Pass-Through
   Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50                                                1,000,000        1,000,553


      10 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                 ------------   --------------
COMMERCIAL CONTINUED
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through
   Certificates, Series 1997-CTL1, 0.00%, 6/22/24(5,16)                                          $  3,181,554   $      131,406
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates,
   Series 2004-FA2, Cl. 3A1, 6%, 1/25/35                                                            2,905,973        2,577,617
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2,
   4.433%, 7/10/39                                                                                    942,024          953,305
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%,
   2/10/16                                                                                            705,000          755,261
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. AM, 4.78%, 7/1/42                                                             8,810,000        7,454,041
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                                                           3,525,000        3,003,406
JPMorgan Commercial Mortgage Finance Corp., Mtg. Pass-Through Certificates, Series 2000-C9,
   Cl. A2, 7.77%, 10/15/32                                                                             24,888           24,872
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series
   2006-C1, Cl. AM, 5.217%, 2/11/31(1)                                                             11,760,000        9,512,812
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed
   Security, Series 1998-C1, Cl. IO, 2.641%, 2/18/30(5)                                             2,830,775           90,220
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series
   2002-GE1, Cl. A, 2.514%, 7/1/24                                                                    136,952          102,502
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1,
   6%, 7/25/34                                                                                      1,628,624        1,394,174
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series
   2006-C1, Cl. A2, 5.795%, 5/1/39(1)                                                               6,100,000        6,175,333
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16,
   Cl. A4, 5.809%, 12/1/49                                                                          6,330,000        5,434,531
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through
   Certificates, Series 1999-C1, Cl. X, 0.00%, 5/18/32(5,16)                                       39,399,250          186,548
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2002-AL1, Cl. B2,
   3.45%, 2/25/32                                                                                   1,956,415          835,911
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates,
   Series 2006-C29, Cl. A2, 5.275%, 11/15/48                                                        2,146,000        2,133,738
Wells Fargo Mortgage-Backed Securities 2004-V Trust, Mtg. Pass-Through Certificates, Series
   2004-V, Cl. 1A1, 3.412%, 10/1/34(1)                                                              7,578,395        7,147,514
                                                                                                                --------------
                                                                                                                    77,470,645
MULTIFAMILY--1.7%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3,
   4.617%, 10/1/35(1)                                                                               2,095,000        1,441,875
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series
   2004-AA, Cl. 2A, 4.979%, 12/25/34(1)                                                             2,771,774        2,632,492


      11 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                 ------------   --------------
MULTIFAMILY CONTINUED
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series
   2004-S, Cl. A1, 3.295%, 9/25/34(1)                                                            $  2,361,329   $    2,295,725
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series
   2006-AR2, Cl. 2A3, 5.031%, 3/1/36(1,3)                                                          13,427,451       11,542,105
                                                                                                                --------------
                                                                                                                    17,912,197
OTHER--0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security,
   Series 1987-3, Cl. B, 65.285%, 10/23/17(5)                                                           2,265              250
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security,
   Series 1987-3, Cl. A, 0.993%, 10/23/17(6)                                                            3,353            3,248
                                                                                                                --------------
                                                                                                                         3,498
RESIDENTIAL--2.0%
Countrywide Alternative Loan Trust 2005-29CB, Mortgage Pass-Through Certificates, Series
   2005-29CB, Cl. A4, 5%, 7/1/35                                                                    3,607,584        3,084,249
CWALT Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl.
   A7, 5.50%, 6/1/35                                                                                5,822,604        4,718,898
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3,
   4.439%, 11/1/33(1)                                                                                 669,541          642,712
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Asset-Backed Certificates, Series
   2005-A1, Cl. 2A1, 3.799%, 12/25/34(1)                                                            1,830,736        1,755,906
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl.
   A2, 5.75%, 1/25/33                                                                                 754,508          748,569
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13,
   Cl. 1A8, 6%, 9/25/36                                                                             1,123,843        1,060,980
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series
   2003-AR9, Cl. 2A, 2.881%, 9/25/33(1)                                                             3,706,757        3,449,297
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series
   2004-R, Cl. 2A1, 3.003%, 9/1/34(1)                                                                 970,710          924,844
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series
   2005-AR16, Cl. 2A1, 4.418%, 10/1/35(1)                                                           5,286,979        4,586,926
                                                                                                                --------------
                                                                                                                    20,972,381
                                                                                                                --------------
Total Mortgage-Backed Obligations (Cost $847,977,480)                                                              859,087,679
                                                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS--4.6%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14                                              10,375,000       10,408,273
Federal National Mortgage Assn. Nts., 3%, 9/16/14                                                   8,060,000        8,206,216
U.S. Treasury Bonds:
7.50%, 11/15/16(7)                                                                                  7,700,000        9,932,399
STRIPS, 3.862%, 2/15/13(8)                                                                          1,520,000        1,436,333
U.S. Treasury Nts., 5.125%, 5/15/16                                                                14,830,000       16,924,752
                                                                                                                --------------
Total U.S. Government Obligations (Cost $47,697,008)                                                                46,907,973
                                                                                                                --------------


      12 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
CORPORATE BONDS AND NOTES--27.9%
CONSUMER DISCRETIONARY--3.4%
AUTOMOBILES--0.9%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13                        $  2,345,000   $    2,529,591
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31                                              1,565,000        1,856,761
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10                                           4,785,000        4,890,830
                                                                                                                --------------
                                                                                                                     9,277,182
HOTELS, RESTAURANTS & LEISURE--0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15(2)                                        2,520,000        2,572,728
MEDIA--1.7%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                                                          2,300,000        2,540,925
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22                       1,490,000        1,919,196
Comcast Cable Communications, Inc., 8.875% Unsub. Nts., 5/1/17                                      2,710,000        3,347,725
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.875% Sr. Unsec. Unsub. Nts., 10/1/19(2)           872,000          870,910
DISH DBS Corp., 7.875% Sr. Nts., 9/1/19(2)                                                          2,180,000        2,212,700
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                                                       1,738,000        2,019,940
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33                                          1,355,000        1,633,547
Time Warner, Inc., 6.50% Sr. Unsec. Debs., 11/15/36                                                 2,010,000        2,063,882
Viacom, Inc., 6.25% Sr. Unsec. Nts., 4/30/16                                                          990,000        1,069,447
                                                                                                                --------------
                                                                                                                    17,678,272
SPECIALTY RETAIL--0.6%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36                                     2,220,000        2,161,035
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11                                                 3,480,000        3,759,486
                                                                                                                --------------
                                                                                                                     5,920,521
CONSUMER STAPLES--2.2%
BEVERAGES--0.3%
Anheuser-Busch InBev Worldwide, Inc.:
7.75% Sr. Unsec. Unsub. Nts., 1/15/19(2)                                                            1,740,000        2,062,394
8% Sr. Nts., 11/15/39(2)                                                                              885,000        1,149,030
                                                                                                                --------------
                                                                                                                     3,211,424
FOOD & STAPLES RETAILING--0.6%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                                    1,295,000        1,708,605
Real Time Data Co., 11% Nts., 5/31/09(3,9,10,11)                                                      476,601               --
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                                                        1,550,000        1,648,095
Supervalu, Inc., 7.50% Sr. Nts., 11/15/14                                                           2,340,000        2,363,400
                                                                                                                --------------
                                                                                                                     5,720,100
FOOD PRODUCTS--0.8%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                                               2,621,000        2,722,034
8.50% Sr. Unsec. Nts., 6/15/19                                                                      1,190,000        1,374,202
Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts., 8/1/39(2)                                         1,850,000        2,197,077
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11                                               2,155,000        2,328,557
                                                                                                                --------------
                                                                                                                     8,621,870


      13 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
TOBACCO--0.5%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18                                              $  4,245,000   $   5,280,937
ENERGY--4.1%
ENERGY EQUIPMENT & SERVICES--0.3%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19                                                  2,875,000       3,176,875
OIL, GAS & CONSUMABLE FUELS--3.8%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36                                            2,089,000       2,163,861
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16                                            2,250,000       2,143,125
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10                                         2,280,000       2,390,553
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16                                                       2,625,000       2,703,750
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11                             2,640,000       2,819,161
Hess Corp., 6.65% Sr. Unsec. Unsub. Nts., 8/15/11                                                   1,325,000       1,422,679
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13                            4,840,000       5,017,459
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11                                            1,721,000       1,848,875
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19                                        2,135,000       2,591,132
Nexen, Inc.:
6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                                                              2,425,000       2,368,944
7.50% Nts., 7/30/39                                                                                   975,000       1,065,288
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13                                     2,375,000       2,410,625
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35                                                1,330,000       1,314,056
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13(3)                              821,519         838,977
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18                               2,845,000       3,052,301
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14(2)                      1,380,000       1,472,260
Shell International Finance BV, 4.30% Nts., 9/22/19                                                   871,000         877,313
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32                                               1,850,000       2,127,559
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts., 12/15/18                                              899,000         994,202
                                                                                                                -------------
                                                                                                                   39,622,120
FINANCIALS--8.6%
CAPITAL MARKETS--1.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19(2)                             2,170,000       2,204,325
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                                       4,606,000       4,242,577
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                                                     1,115,000       1,112,758
7.30% Sr. Unsec. Nts., 5/13/19                                                                      6,380,000       7,032,042
                                                                                                                -------------
                                                                                                                   14,591,702
COMMERCIAL BANKS--1.5%
Barclays Bank plc, 6.278% Perpetual Bonds(12)                                                       5,390,000       4,042,581
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(1)                                             4,380,000       3,328,800
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15                                            2,790,000       2,864,058
Wachovia Corp., 5.625% Sub. Nts., 10/15/16                                                          1,240,000       1,297,196
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds, 12/15/36                                            4,080,000       3,559,800
                                                                                                                -------------
                                                                                                                   15,092,435
CONSUMER FINANCE--0.6%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13                                           2,125,000       2,245,269


      14 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
CONSUMER FINANCE CONTINUED
Capital One Bank USA NA, 8.80% Sub. Nts., 7/15/19                                                $  1,354,000   $    1,567,820
Capital One Financial Corp., 5.70% Sr. Unsec. Unsub. Nts., 9/15/11                                  2,504,000        2,617,594
                                                                                                                --------------
                                                                                                                     6,430,683
DIVERSIFIED FINANCIAL SERVICES--3.0%
Citigroup, Inc.:
6.125% Sub. Nts., 8/25/36                                                                           2,435,000        2,096,038
8.125% Sr. Unsec. Nts., 7/15/39                                                                     6,600,000        7,410,209
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(12)                                          11,260,000       10,844,472
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                                            9,345,000       10,563,551
                                                                                                                --------------
                                                                                                                    30,914,270
INSURANCE--1.6%
Axa SA, 6.379% Sub. Perpetual Bonds(2,12)                                                           3,034,000        2,457,540
Hartford Financial Services Group, Inc. (The):
5.375% Sr. Unsec. Nts., 3/15/17                                                                     2,130,000        1,953,653
6% Sr. Unsec. Nts., 1/15/19                                                                         2,935,000        2,788,209
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10                                         2,446,000        2,496,752
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36(1)                                             2,165,000        1,861,900
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10(2)                                    2,450,000        2,476,426
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23(2)                                        2,435,000        2,547,417
                                                                                                                --------------
                                                                                                                    16,581,897
REAL ESTATE INVESTMENT TRUSTS--0.5%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts., 6/1/11                                      2,420,000        2,494,926
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts., 9/2/15(2)                                     2,610,000        2,630,614
                                                                                                                --------------
                                                                                                                     5,125,540
HEALTH CARE--1.0%
HEALTH CARE PROVIDERS & SERVICES--0.2%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11                                                 2,230,000        2,299,050
LIFE SCIENCES TOOLS & SERVICES--0.4%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15                          3,795,000        3,942,766
PHARMACEUTICALS--0.4%
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35                                              1,681,000        1,674,974
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts., 8/15/19                                       2,475,000        2,607,776
                                                                                                                --------------
                                                                                                                     4,282,750
INDUSTRIALS--2.5%
AEROSPACE & DEFENSE--0.9%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19(2)                                                  2,405,000        2,658,550
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15                                             2,605,000        2,605,000
Meccanica Holdings USA:
6.25% Sr. Unsec. Unsub. Nts., 7/15/19(2)                                                            1,345,000        1,454,191
7.375% Sr. Unsec. Unsub. Nts., 7/15/39(2)                                                           2,240,000        2,649,927
                                                                                                                --------------
                                                                                                                     9,367,668
COMMERCIAL SERVICES & SUPPLIES--0.2%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35                                   1,935,000        2,226,510


      15 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT           VALUE
                                                                                                 ------------   --------------
ELECTRICAL EQUIPMENT--0.3%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19                                                   $  2,565,000   $    2,667,546
INDUSTRIAL CONGLOMERATES--0.7%
General Electric Capital Corp., 5.875% Unsec. Unsub. Nts., 1/14/38                                  1,815,000        1,669,965
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21       4,727,000        5,318,206
                                                                                                                --------------
                                                                                                                     6,988,171
ROAD & RAIL--0.4%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19                                                           3,700,000        4,361,667
INFORMATION TECHNOLOGY--0.3%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15                                   2,615,000        2,693,335
MATERIALS--1.6%
CHEMICALS--0.4%
Airgas, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/14                                                 1,310,000        1,335,253
Morton International, Inc., 12.40% Credit Sensitive Nts., 6/1/20(1)                                    85,000          103,627
Yara International ASA, 7.875% Nts., 6/11/19(2)                                                     2,168,000        2,440,923
                                                                                                                --------------
                                                                                                                     3,879,803
CONTAINERS & PACKAGING--0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                                                          2,610,000        2,675,250
METALS & MINING--0.7%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec. Nts., 4/1/15                                 2,340,000        2,491,920
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                                               1,485,000        1,483,812
6% Sr. Unsec. Unsub. Nts., 10/15/15                                                                 1,775,000        1,807,234
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37(2)                                                1,187,000        1,120,803
                                                                                                                --------------
                                                                                                                     6,903,769
PAPER & FOREST PRODUCTS--0.3%
MeadWestvaco Corp., 7.375% Sr. Unsec. Unsub. Nts., 9/1/19                                           2,615,000        2,744,168
TELECOMMUNICATION SERVICES--2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                                         2,910,000        3,059,752
British Telecommunications plc, 9.625% Bonds, 12/15/30                                              1,565,000        2,010,465
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H, 10/15/10                                        1,750,000        1,855,063
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13                                                2,365,000        2,329,525
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10(1)                            2,196,000        2,302,403
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10                                   4,520,000        4,647,776
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10                                                    2,170,000        2,296,177
Telus Corp., 8% Nts., 6/1/11                                                                        3,545,000        3,859,459
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38                                        1,905,000        2,042,935
                                                                                                                --------------
                                                                                                                    24,403,555
WIRELESS TELECOMMUNICATION SERVICES--0.0%
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11                                                   445,000          495,301


      16 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                 ------------   --------------
UTILITIES--1.8%
ELECTRIC UTILITIES--0.4%
Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35                                                   $  1,705,000   $    1,649,327
Exelon Generation Co. LLC:
6.20% Sr. Nts., 10/1/17                                                                             1,380,000        1,508,856
6.25% Sr. Unsec. Nts., 10/1/39                                                                        870,000          891,253
                                                                                                                --------------
                                                                                                                     4,049,436
ENERGY TRADERS--0.4%
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16                                                           2,375,000        2,303,750
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15                                          1,675,000        1,859,103
                                                                                                                --------------
                                                                                                                     4,162,853
GAS UTILITIES--0.1%
Atmos Energy Corp., 8.50% Sr. Unsec. Nts., 3/15/19                                                  1,050,000        1,298,855
MULTI-UTILITIES--0.9%
Dominion Resources, Inc., 5.20% Sr. Unsub. Nts., 8/15/09                                            2,605,000        2,710,867
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                                            2,210,000        2,325,576
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                                                                       1,325,000        1,467,029
9.80% Sr. Unsec. Nts., 2/15/19                                                                      2,110,000        2,707,492
                                                                                                                --------------
                                                                                                                     9,210,964
                                                                                                                --------------
Total Corporate Bonds and Notes (Cost $269,476,254)                                                                288,471,973
                                                                                                                --------------
                                                                                                    SHARES
                                                                                                 ------------
COMMON STOCKS--0.0%
Chesapeake Energy Corp.  (Cost $9)                                                                        181            5,140

                                                                                                     UNITS
                                                                                                 ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp. 9/19/10 (3,11)
(Cost $5,577)                                                                                           2,028               --

                                                                                                    SHARES
                                                                                                 ------------
INVESTMENT COMPANIES--16.6%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00% (13,14)                               363              363
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%(13,15)                                  171,730,182      171,730,182
                                                                                                                --------------
Total Investment Companies (Cost $171,730,545)                                                                     171,730,545

TOTAL INVESTMENTS, AT VALUE (COST $1,430,974,862)                                                       140.6%   1,452,697,760
Liabilities in Excess of Other Assets                                                                   (40.6)    (419,382,120)
                                                                                                 ------------   --------------
Net Assets                                                                                              100.0%  $1,033,315,640
                                                                                                 ============   ==============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $46,226,246 or 4.47% of the Fund's net assets as of September 30, 2009.


      17 | OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

(3.) Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $16,187,704, which represents 1.57% of the Fund's net assets. See accompanying Notes.

(4.) When-issued security or delayed delivery to be delivered and settled after September 30, 2009. See accompanying Notes.

(5.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $61,488,944 or 5.95% of the Fund's net assets as of September 30, 2009.

(6.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,181,731 or 0.11% of the Fund's net assets as of September 30, 2009.

(7.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $3,482,789. See accompanying Notes.

(8.)  Zero coupon bond reflects effective yield on the date of purchase.

(9.)  Issue is in default. See accompanying Notes.

(10.) Interest or dividend is paid-in-kind, when applicable.

(11.) Non-income producing security.

(12.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(13.) Rate shown is the 7-day yield as of September 30, 2009.

(14.) Interest rate is less than 0.0005%.

(15.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES            GROSS           GROSS             SHARES
                                                     DECEMBER 31, 2008     ADDITIONS       REDUCTIONS    SEPTEMBER 30, 2009
                                                     -----------------   -------------   -------------   ------------------
OFI Liquid Assets Fund, LLC                                 408,818         24,105,860      24,514,678                --
Oppenheimer Institutional Money Market Fund, Cl. E      171,712,453      1,364,228,278   1,364,210,549       171,730,182

                                                         VALUE        INCOME
                                                     ------------   ----------
OFI Liquid Assets Fund, LLC                          $         --   $   23,062(a)
Oppenheimer Institutional Money Market Fund, Cl. E    171,730,182    1,146,190
                                                     ------------   ----------
                                                     $171,730,182   $1,169,252
                                                     ============   ==========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(16.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:


      18 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

                                                                          LEVEL 3--
                                      LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                     UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                    QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                    -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:

Asset-Backed Securities              $         --     $   86,494,450         $--       $   86,494,450
Mortgage-Backed Obligations                    --        859,087,679          --          859,087,679
U.S. Government Obligations                    --         46,907,973          --           46,907,973
Corporate Bonds and Notes                      --        288,471,973          --          288,471,973
Common Stocks
   Energy                                   5,140                 --          --                5,140
Rights, Warrants and Certificates              --                 --          --                   --
Investment Companies                  171,730,545                 --          --          171,730,545
                                     ------------     --------------         ---       --------------
Total Investments, at Value           171,735,685      1,280,962,075          --        1,452,697,760
OTHER FINANCIAL INSTRUMENTS:

Futures margins                            66,085                 --          --               66,085
                                     ------------     --------------         ---       --------------
Total Assets                         $171,801,770     $1,280,962,075         $--       $1,452,763,845
                                     ------------     --------------         ---       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:

Depreciated swaps, at value          $         --     $     (841,158)        $--       $     (841,158)
Futures margins                          (408,331)                --          --             (408,331)
                                     ------------     --------------         ---       --------------
Total Liabilities                    $   (408,331)    $     (841,158)        $--       $   (1,249,489)
                                     ------------     --------------         ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2009 ARE AS FOLLOWS:

                                                                                        UNREALIZED
                                              NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION               BUY/SELL   CONTRACTS      DATE          VALUE      (DEPRECIATION)
--------------------------------   --------   ---------   ----------   ------------   --------------
U.S. Treasury Long Bonds, 20 yr.   Buy           882       12/21/09    $107,052,750     $1,841,174
U.S. Treasury Nts., 2 yr.          Sell          747       12/31/09     162,075,656       (324,081)
U.S. Treasury Nts., 5 yr.          Sell          296       12/31/09      34,363,750       (394,948)
U.S. Treasury Nts., 10 yr.         Buy           579       12/21/09      68,511,984        377,778
                                                                                        ----------
                                                                                        $1,499,923
                                                                                        ==========

CREDIT DEFAULT SWAP CONTRACTS AS OF SEPTEMBER 30, 2009 ARE AS FOLLOWS:

                                                                                         PAY/
                                                                BUY/SELL    NOTIONAL   RECEIVE
REFERENCE ENTITY/                                                CREDIT      AMOUNT     FIXED    TERMINATION
SWAP COUNTERPARTY                                              PROTECTION    (000s)      RATE        DATE         VALUE
------------------------------------------------------------   ----------   --------   -------   -----------   ----------
CDX NORTH AMERICA INVESTMENT GRADE INDEX, H VOLUME, SERIES 7
Morgan Stanley Capital Services, Inc.                          Sell          $17,000     0.75%     12/20/11    $(495,407)
                                                                             -------                           ---------
                                                               Total          17,000                            (495,407)
INCO LTD.:
Morgan Stanley Capital Services, Inc.                          Buy             3,660     0.70       3/20/17      (99,377)
Morgan Stanley Capital Services, Inc.                          Buy             3,670     0.63       3/20/17      (82,263)
                                                                             -------                           ---------
                                                               Total           7,330                            (181,640)
VALE OVERSEAS:
Morgan Stanley Capital Services, Inc.                          Sell            3,660     1.17       3/20/17      (73,888)


      19 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

Morgan Stanley Capital Services, Inc.                          Sell            3,670     1.10       3/20/17      (90,223)
                                                                             -------                           ---------
                                                               Total           7,330                            (164,111)
                                                                                                               ---------
                                                                                            Grand Total Buys    (181,640)
                                                                                           Grand Total Sells    (659,518)
                                                                                                               ---------
                                                                                  Total Credit Default Swaps   $(841,158)
                                                                                                               =========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                   TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD   PAYMENTS FOR SELLING CREDIT                         REFERENCE ASSET
PROTECTION                                        PROTECTION (UNDISCOUNTED)    AMOUNT RECOVERABLE*    RATING RANGE**
----------------------------------------------   ---------------------------   -------------------   ---------------
Investment Grade Corporate Debt Indexes                  $17,000,000                   $--                 BBB-
Investment Grade Single Name Corporate Debt              $ 7,330,000                   $--                 BBB+
                                                         -----------                   ---
Total                                                    $24,330,000                   $--
                                                         ===========                   ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

SWAP SUMMARY AS OF SEPTEMBER 30, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                                          NOTIONAL
                                                 SWAP TYPE FROM            AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE           (000's)      VALUE
--------------------------------------   ------------------------------   --------   ----------
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection     $ 7,330   $(181,640)
                                         Credit Default Sell Protection     24,330    (659,518)
                                                                                     ---------
                                                                       Total Swaps   $(841,158)
                                                                                     =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


      20 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.


      21 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

As of September 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities             $491,376,244
Sold securities                    72,464,576

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost                                $365,810
Market Value                        $     --
Market Value as a % of Net Assets         --%

CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted


      22 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.


      23 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of September 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $841,158. If a contingent feature would have been triggered as of September 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FUTURES

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.


      24 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.


      25 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of September 30, 2009, the Fund had no such interest rate swap agreements outstanding.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of September 30, 2009, the Fund had no such total return swap agreements outstanding.


      26 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2009 / UNAUDITED

ILLIQUID SECURITIES

As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                                  $1,432,076,387
Federal tax cost of other investments                              (22,374,595)
                                                                --------------
Total federal tax cost                                          $1,409,701,792
                                                                ==============
Gross unrealized appreciation                                   $   50,537,873
Gross unrealized depreciation                                      (29,257,735)
                                                                --------------
Net unrealized appreciation                                     $   21,280,138
                                                                ==============


      27 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series: Fixed Income Active Allocation


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 12/10/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 12/10/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 12/10/2009